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                                                                  EXHIBIT 10.15

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT made as of this 1st day of February, 2001, by and among JAGNOTES.COM INC., a Nevada corporation, having a business address at 226 West 26th Street, Studio D, New York, New York 10001 (the eller"), CALP II LIMITED PARTNERSHIP, a limited partnership organized under the laws of Bermuda, having a business address c/o Forum Fund Services, Washington Mall, 3rd Floor, Church Street, Hamilton, HM11, Bermuda (the "Purchaser") and JAGFN BROADBAND LLC, a New York limited liability company, having a business address at 226 West 26th Street, Studio D, New York, New York 10001 ("JAGfn").

                              W I T N E S S E T H:

                  WHEREAS, the Seller is a member of, and the owner of an 85% membership interest in, JAGfn, and the Purchaser is desirous of purchasing such membership interest from the Seller, on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Purchaser is in a position to provide future financing for JAGfn and JAGfn accordingly wishes to facilitate the purchase of such membership interest by the Purchaser;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby mutually acknowledged, it is agreed as follows:

                          ARTICLE I. SALE AND TRANSFER

         SECTION 1.01 Sale and Purchase. The Seller hereby sells and assigns to the Purchaser and the Purchaser hereby purchases and accepts from the Seller, Seller's eighty-five percent (85%) membership interest in JAGfn (the "Membership Interest"), constituting all of the membership interests in JAGfn owned by the Seller.

         SECTION 1.02 Purchase Price. As consideration for the purchase of the Membership Interest, the Purchaser agrees:

                  (a) to deliver to the Seller upon execution hereof in
             immediately available funds by wire transfer to the bank account of the Seller designated in writing by the Seller the sum of US$1,002,146.81;

                  (b) to deliver to the Seller upon execution hereof a
             non-interest bearing promissory note in the form attached hereto as Exhibit A in the amount of US$500,000

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             payable in full on February 22, 2001, secured by the Membership
             Interest as provided therein (the "Secured Promissory Note");

                  (c) that the CALP II Warrant is hereby cancelled and the
             Seller is hereby released and discharged from all obligations thereunder;

                  (d) that the Seller is hereby discharged from all obligations under the CALP II Debentures; and

                  (e) to grant to the Seller an option to purchase a ten (10%)
             membership interest in JAGfn (meaning a 10% interest in the profits, losses and distributions of JAGfn) at a purchase price of US$5,000,000 exercisable at any time on ten (10) days prior written notice, all upon the terms and conditions set forth in the Option Agreement attached hereto as Exhibit B; provided, that if the Purchaser, either alone or in conjunction with other members of JAGfn, sells more than a fifty percent (50%) membership interest in JAGfn to an unrelated party, the Purchaser shall notify the Seller thereof, and, at the request of the Purchaser or the Seller, the membership interest in JAGfn covered by the above-described option shall be included in such sale on a cashless exercise basis so long as such sale would result in the Seller receiving an amount in excess of the exercise price or otherwise cancelled.

         SECTION 1.03 Indebtedness of JAGfn. In consideration of Section 1.02 above, the Seller hereby agrees to contribute all intercompany Indebtedness owed to it by JAGfn to the capital of JAGfn.

         SECTION 1.04 JAGfn Obligations. In consideration of Section 1.03 above, JAGfn hereby agrees (a) to assume the obligations of the Seller under the CALP II Debentures, which shall be amended as set forth in the Assignment, Assumption, Consent and Amendment Agreement attached hereto as Exhibit C; and
(b) to issue to the Purchaser a five-year warrant to purchase a two percent (2%) membership interest in JAGfn at an exercise price of US$1,000,000 in the form attached hereto as Exhibit D.

         SECTION 1.05 Termination. The Purchaser and the Seller hereby agree that effective as of the date hereof (a) the Equity Line of Credit Agreement and each and every provision thereof shall terminate and thereafter be of no further force and effect and (b) the related Lock-Up Agreement and each and every provision thereof shall terminate and thereafter be of no further force and effect.

               ARTICLE II. SELLER REPRESENTATIONS AND WARRANTIES

         The Seller represents and warrants to the Purchaser as follows:

         SECTION 2.01 Membership Interest. The Seller is the sole owner of the Membership Interest. The Membership Interest is free and clear of any Liens and has not been assigned, pledged, transferred or hypothecated, except for the security interest described herein

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in favor of the Seller. The Membership Interest is the only interest in JAGfn which is owned by Seller, or in which Seller has a legal and/or beneficial interest.

         SECTION 2.02 Power and Authority. The Seller has the full right, power and authority to transfer the Membership Interest to Purchaser. This Agreement and the relevant exhibits hereto have been duly and validly executed and delivered by the Seller and constitute legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms. The General Corporation Law of the State of Nevada does not require that the shareholders of the Seller approve the terms and conditions of this Agreement and the transactions contemplated hereby.

         SECTION 2.03 Organization. JAGfn is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York and has the full corporate power and authority to own, lease, and operate the properties used in its Business and to carry on its Business as now being conducted. JAGfn holds no equity, partnership, joint venture or other interest in any Person. As of the date hereof, JAGfn has not published a copy of its articles of organization in the State of New York pursuant to Section 206 of the New York Limited Liability Company Law. A true and complete copy of the Operating Agreement including all amendments to date is attached hereto as Exhibit E.

         SECTION 2.04 Capitalization. Schedule 2.04 sets forth the issued and outstanding membership interests of JAGfn. Other than as set forth on Schedule 2.04, there are no other membership interests of JAGfn issued and outstanding. Each membership interest is duly and validly authorized and issued in compliance with all applicable laws, fully paid and nonassessable.

         SECTION 2.05 No Conflicts. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, conflict with or result in a breach under (i) JAGfn's Articles of Organization or Operating Agreement, copies of which have been provided to the Purchaser,
(ii) the terms, conditions or provisions of any Contract to which the Seller or JAGfn is or are a party or by which the Seller or JAGfn or any of their Assets and Properties is or are bound, or (iii) any order, injunction or decree of any Governmental or Regulatory Authority.

         SECTION 2.06 Assets and Properties. Attached hereto as Attachment I to Exhibit E is a true and complete copy of the Assignment and Assumption Agreement, dated as of August 18, 2000, by and between the Seller and JAGfn, which describes the Assets and Properties contributed by the Seller to JAGfn. All of the Assets and Properties contributed by the Seller to JAGfn are in good operating condition and repair and adequate and suitable to operate the Business as presently conducted by JAGfn.

         SECTION 2.07 Approvals. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or any other third party on the part of JAGfn or the Seller is required in connection with the execution, delivery and performance of this Agreement

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or the consummation of transactions contemplated hereby. In furtherance and not in limitation of the foregoing, neither the Seller nor JAGfn has violated any Federal or state securities law in connection with the offer, sale or purchase of the Membership Interest.

         SECTION 2.08 Employees. Schedule 2.08 sets forth a complete and accurate list of all officers, employees, consultants and commentators of JAGfn. There are (i) no material controversies between JAGfn, on the one hand, and any employee of JAGfn, on the other hand, (ii) no employee of JAGfn is presently a member of a collective bargaining unit or party to a collective bargaining agreement or similar labor Contract relating to such employee's employment with JAGfn and, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of JAGfn and (iii) no unfair labor practice complaint or sex or age discrimination claim is pending against JAGfn before the National Labor Relations Board or any other Governmental or Regulatory Authority and there are no facts or circumstances that could reasonably be expected to give rise to such complaint or claim. There has been no work stoppage, strike or other concerted action by employees of JAGfn.

         SECTION 2.09 Full Disclosure. No representation, warranty or covenant made to the Purchaser in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 2.10 Brokers. Neither the Seller nor JAGfn, nor any representatives of such, have retained, consented to or authorized any broker, investment banker or other third party to act on their behalf, directly or indirectly, as a broker, adviser or finder in connection with the transactions contemplated by this Agreement.

         SECTION 2.11 Litigation. Except as otherwise specifically identified and disclosed in Schedule 2.11, there is no litigation, claim, action, suit, administrative, arbitration or other proceeding pending or threatened against JAGfn or against the Seller with respect to JAGfn or its Assets and Properties.

         SECTION 2.12 Contracts. Schedule 2.12 sets forth a true and complete list of all material Contracts to which JAGfn is a party.

         SECTION 2.13 Securities Laws. By virtue of the representations and warranties of Purchaser set forth in Sections 3.05 and 3.06 below, the offer and sale of the Membership Interest made pursuant to this Agreement is exempt from the registration requirements of the Securities Act.

         SECTION 2.14 Good and Marketable Title. JAGfn is in possession of and has good and marketable title to, or has valid leasehold interests in, or valid rights under Contract to use, all material Assets and Properties owned or used in the Business, subject to no Liens, except for the lease of servers from Woodbourne Solutions, Inc.; and except for such servers, all such

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material Assets and Properties constitute all of the Assets and Properties necessary for the conduct of the Business as currently conducted.

         SECTION 2.15 No Undisclosed Liabilities. Other than such liabilities as are set forth in Schedule 2.15, there are no material liabilities of, relating to or affecting JAGfn or any of the Assets and Properties, other than those incurred in the ordinary course of the Business consistent with past practice, which in the aggregate through December 31, 2000 do not exceed US$100,000.

         SECTION 2.16 Solvency. On the date hereof, immediately after giving effect to the transactions contemplated hereby and valuing the Secured Promissory Note at its face value, the Seller will be Solvent.

         SECTION 2.17 Books and Records. The Books and Records of JAGfn have been made available to the Purchaser prior to the execution of this Agreement, are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute book of JAGfn contains a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of members and managers of JAGfn.

             ARTICLE III. PURCHASER REPRESENTATIONS AND WARRANTIES

         The Purchaser represents and warrants to the Seller as follows:

         SECTION 3.01 Organization. The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of Bermuda.

         SECTION 3.02 Authority. The Purchaser has the power and authority to execute and deliver this Agreement and the relevant exhibits hereto and to perform its obligations thereunder and has duly executed and delivered this Agreement and the relevant exhibits hereto, and they constitute legal, valid and binding obligations of the Purchaser.

         SECTION 3.03 No Conflicts. Neither execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach under (i) the Articles of Incorporation and By-Laws of the Purchaser, (ii) the terms, conditions or provisions of any Contract to which the Purchaser is a party or by which the Purchaser or any of its respective properties is or are bound, or (iii) any order, injunction or decree of any Governmental or Regulatory Authority to which the Purchaser is bound or subject.

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         SECTION 3.04 Brokers. Except for Thomson Kernagahn & Co., Ltd., neither the Purchaser nor anyrepresentatives of the Purchaser have retained, consented to or authorized any broker, investment banker or third party to act on their behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

         SECTION 3.05 Investment Intent. The Purchaser is not acquiring the Membership Interest with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

         SECTION 3.06 Accredited Investor. The Purchaser is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

                             ARTICLE IV. COVENANTS

         SECTION 4.01 Security Interest. The Purchaser hereby grants a security interest in the Membership Interest (other than the amount of the Membership Interest transferred to Gary Valinoti pursuant to Section 4.02(a)(i) below), and any stock or similar ownership interest into which such Membership Interest may be converted, to the Seller as security for the Purchaser's full and timely performance of its obligations under the Secured Promissory Note. The Purchaser hereby agrees that so long as the Secured Promissory Note remains outstanding, the Purchaser shall not effect a restructuring or reorganization of JAGfn without the prior written consent of the Seller, which consent shall not be unreasonably withheld.

         SECTION 4.02 Operating Agreement. (a) The Purchaser hereby agrees that, promptly upon the closing of its purchase of the Membership Interest, the Purchaser shall (i) transfer a portion of the Membership Interest, representing a two and one-half percent (2.5%) membership interest in JAGfn, to Gary Valinoti; (ii) transfer a portion of the Membership Interest, representing up to a 6.00% membership interest in JAGfn, to Ashton Technology Group Inc., a Delaware corporation ("Ashton") and (iii) enter into and be bound by the provisions of, the Operating Agreement in the form attached hereto as Exhibit E, amended to reflect the Purchaser's membership interest resulting from the transactions reflected herein and the above-described transfers to Gary Valinoti and Ashton.

                  (b) JAGfn hereby agrees that the "5% ownership interest" in
            JAGfn referred to in Section 7(a) of the Valinoti Employment Agreement shall be amended to be a "7.5% ownership interest."

                  (c) JAGfn hereby agrees that the Management Employment
            Agreements shall be amended as follows: (i) a period shall be inserted in the first sentence of Section 7(a) following the defined term "Website Subsidiary" and the remainder of such sentence shall be deleted; and (ii) the second sentence of Section 7(a) of shall be deleted in its entirety.

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                  (d) The other members of JAGfn have separately provided their written consent to the Purchaser and Ashton becoming members of JAGfn, the foregoing amendments, the option granted in Section 1.02(e) hereof and the Seller becoming a member of JAGfn upon the exercise thereof, and have agreed that Purchaser may make all tax elections for JAGfn.

         SECTION 4.03 Indemnity. (a) For the period commencing on the date hereof and ending on the date on which the applicable statute of limitations relating to any claim for any Indemnifiable Losses shall expire, the Purchaser hereby agrees to indemnify, defend and hold the Seller and each of its current and future officers and directors harmless from and against any claim for an Indemnifiable Loss made by any Person after the date hereof arising from or related to (i) the consummation of the transactions contemplated hereby or (ii) the breach or alleged breach of any representation, warranty, covenant or other agreement made by the Purchaser hereunder.

              (b) Promptly after receipt by the Seller and/or any of its officers and directors (for purposes of this Section 4.03(b), the "Indemnitees") of notice of any demand, claim or circumstance that, with or without the lapse of time, the Indemnitees have reason to believe may result in any Indemnifiable Losses, the Indemnitees shall give notice thereof to the Purchaser (for purposes of this Section 4.03(b), the "Indemnitor"), which notice shall describe such demand, claim or circumstance in reasonable detail and shall indicate the amount (estimated, if necessary) of the Indemnifiable Losses that have been or may be suffered by the Indemnitees. The Indemnitor shall compromise or defend, by its own counsel, any such demand, claim or circumstance and shall pay all fees and expenses related thereto. The Indemnitees shall cooperate in the compromise of, or defense against, such demand, claim or circumstance and shall make available to the Indemnitor and its counsel any books, records or other documents within its control that are reasonably necessary or appropriate for such compromise or defense.

         SECTION 4.04 Services Agreement. The Seller and JAGfn shall enter into a services agreement in the form attached hereto as Exhibit F, pursuant to which they shall provide services to each other for the consideration set forth therein.

         SECTION 4.05 Return of Documentation. The Purchaser shall promptly return to the Seller the original CALP II Warrant to confirm its cancellation and that it is of no further force and effect. The Seller shall assign all of its rights and obligations under the CALP II Debentures to JAGfn which shall assume such obligations, and the Purchaser shall consent to such assignment and the release of the Seller from all obligations thereunder, all upon the terms and conditions set forth in the Assignment, Assumption, Consent and Amendment Agreement attached hereto as Exhibit C.

         SECTION 4.06 Full Access. The Seller agrees to provide the Purchaser and its authorized representatives unrestricted and full access, during regular business hours, to any and all of JAGfn's premises, properties, files, books, records, contracts, documents, insurance

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records, employee records, corporate minute book and related records, data, tax returns, financial statements, receivables information, and all other information concerning JAGfn or otherwise pertaining to the Business (including customers and suppliers), and the Purchaser and its authorized representatives shall be entitled to make complete copies of any of the foregoing. The Purchaser agrees to keep confidential all such information which has been disclosed to or discovered by it hereunder except as required by law or court order.

         SECTION 4.07 Webcast Syndication Obligation. The Purchaser shall cause JAGfn to grant the Seller a royalty-free, non-exclusive, worldwide license (with no right to sublicense or redistribute) to carry and display the JAGfn webcast.

         SECTION 4.08 Use of Proceeds. The Seller shall utilize the proceeds received pursuant to Sections 1.02(a) and 1.02(b) hereof to satisfy the Seller's unpaid obligations set forth on Schedule 2.15 hereof and to finance the Seller's ordinary working capital and general corporate needs. The Seller hereby agrees to indemnify, defend and hold the Purchaser harmless from and against any claim for damages, liabilities, fines, fees or penalties made by any Person after the date hereof arising from or related to the Seller's failure to satisfy the obligations set forth on Schedule 2.15; provided, however, that the Seller shall not be liable to the Purchaser to the extent that any such damages, liabilities, fines, fees or penalties arise as a result of Purchaser's failure to make timely payment to the Seller of the principal amount due under the Secured Promissory Note.

                            ARTICLE V. MISCELLANEOUS

         SECTION 5.01 Further Assurances. Each party hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement.

         SECTION 5.02 Survival of Representations, Warranties and Covenants. The representations and warranties of the Seller and the Purchaser contained herein shall survive the closing of this transaction for a period of eighteen (18) months, unless a claim therefor has been made in writing prior to the end of such 18-month period. If any claim is made by the Seller or the Purchaser based on a breach by the other party of its representations and warranties set forth herein, such claim including a specific statement of the nature of the claim must be made in writing within eighteen (18) months from the date hereof. The covenants contained in this Agreement shall survive the closing of this transaction indefinitely.

         SECTION 5.03 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

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                  (a)      if to the Seller, to:

                           JagNotes.com Inc.
                           226 West 26th Street, Studio D
                           New York, New York 10001
                           Telecopier No.: (646) 205-8314
                           Telephone No.: (646) 205-8315
                           Attn:  Gary Valinoti

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York 10178
                           Telecopier No.: (212) 309-6273
                           Telephone No.: (212) 309-6915
                           Attn: W. Preston Tollinger, Jr., Esq.

                  (b)      if to the Purchaser, to:

                           CALP II Limited Partnership
                           c/o Forum Fund Services
                           Washington Mall, 3rd Floor
                           Church Street
                           Hamilton, HM11, BERMUDA
                           Telecopier No.:  (441) 296-1301
                           Telephone No.:  (441) 296-1300
                           Attn:  Mark Valentine

                           With copies to:

                           Mayer, Brown and Platt
                           700 Louisiana Street, Ste. 3600
                           Houston, Texas 77002-2730
                           Telecopier No.: (713) 632-1836
                           Telephone No.:  (713) 547-9619
                           Attn: John Mann, Esq.

                           and

                           Thomson Kernaghan & Co., Ltd.
                           365 Bay Street
                           10th Floor
                           Toronto, Ontario
                           M5H2V2 Canada
                           Telecopier No.:  (416) 860-8323
                           Telephone No.:  (416) 350-8307
                           Attn:  Kim Stephany

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         SECTION 5.04 Expenses. Each party shall be responsible for paying its own fees and expenses incurred in connection with the transactions contemplated hereby, it being understood that an estimate of Seller's expenses is included in the amount set forth in Sections 1.02(a) and 1.02(b) hereof. Purchaser shall be responsible for payment of the advisory fee of Thomson Kernaghan & Co., Ltd.

         SECTION 5.05 Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing, signed by each of the parties hereto.

         SECTION 5.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs, executors, representatives and assigns. Except with the prior written consent of the other parties hereto or as otherwise provided herein, no party may assign any of its rights or obligations hereunder.

         SECTION 5.07 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and except as otherwise expressly provided herein. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement.

         SECTION 5.08 Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable or being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

         SECTION 5.09 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         SECTION 5.10 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          SECTION 5.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any principles of conflicts of law that might indicate the applicability of the laws of any other jurisdiction.

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         SECTION 5.12 Name; Headings. The name assigned to this Agreement and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 5.13 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         SECTION 5.14 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Agreement" has the meaning ascribed to it in the preamble.

                  "Ashton" has the meaning ascribed to it in Section 4.01 (a) of this Agreement.

                  "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrue, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

                  "Books and Records" means all files, documents, instruments, papers, books and records relating to the Business, including, without limitation, minute books, organizational documents, syndication orders and all Contracts to which JAGfn is a party.

                  "Business" means the webcasting business as presently conducted by JAGfn.

                  "CALP II Debentures" means (i) that certain $2,500,000 8% Convertible Debenture Due June 12, 2003 (No. 0001), convertible into shares of common stock of the Seller, issued to the Purchaser on June 12, 2000; (ii) that certain $500,000 8% Convertible Debenture Due October 20, 2003 (No. A-0001) convertible into shares of common stock of the Seller, issued to the Purchaser on October 20, 2000; (iii) that certain $500,000 8% Convertible Debenture Due November 3, 2003 (No. A-0002), convertible into shares of common stock of the Seller, issued to the Purchaser on November 3, 2000; (iv) that certain $500,000 8% Convertible Debenture Due November 10, 2003 (No. A-0003), convertible into shares of common stock of the Seller, issued to the Purchaser on November 10, 2000; (v) that certain $500,000 8% Convertible Debenture Due November 17, 2003 (No. A-0004), convertible into shares of common stock of the Seller, issued to the Purchaser on November 17, 2000; (vi) that certain $500,000 8% Convertible Debenture Due November 24, 2003 (No. A-0005), convertible into shares of common stock of the Seller, issued to the Purchaser on November 24, 2000; (vii) that certain $200,000 8% Convertible Debenture Due January 11, 2004 (No. B-0001), convertible into shares of common stock of the Seller, issued to the Purchaser on January 11, 2001; and (viii) that certain $200,000 8% Convertible Debenture Due January 25,

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         2004 (No. B-0002), convertible into shares of common stock of the
         Seller, issued to the Purchaser on January 25, 2001.

                  "CALP II Warrant" means that certain five-year stock purchase warrant to acquire 3,000,000 shares of common stock of the Seller, exercisable at a price of $1.25 per share, issued to the Purchaser on October 30, 2000.

                  "Contract" means any agreement, obligation, undertaking, lease, evidence of Indebtedness, mortgage, indenture, security agreement or other contract, including, without limitation, any employee, consultant or commentator contract.

                  "Equity Line of Credit Agreement" means that certain Equity Line of Credit Agreement, dated as of June 14, 2000, as amended on July 19, 2000 and October 31, 2000, by and between the Seller and the Purchaser.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency (including, without limitation, the federal and state food and drug administration and the federal and state healthcare financing administration) commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, and shall include, without limitation, any stock exchange, quotation service and the National Association of Securities Dealers.

                  "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments or maintained as an open account,
         (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

                  "Indemnifiable Losses" means any damages, liabilities, fines, fees, penalties, deficiencies, diminution in value of investment, losses and expenses, including without limitation, interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of litigation or other proceedings.

                  "Indemnitees" has the meaning ascribed to it in Section 4.03(b) of this Agreement.

                  "Indemnitor" has the meaning ascribed to it in Section 4.03(b) of this Agreement.

                  "Intellectual Property" means all trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, copyrights and copyright rights, patents and patent rights, brand names, product designs, product packaging, business and product names, logos, slogans, rights of publicity, trade secrets, inventions, processes, formulae, industrial models, processes, designs, specifications, data, technology, methodologies, computer programs and any other confidential and proprietary right or information, whether or not subject to statutory registration, and all related technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights, and the right to sue for past infringement, if any, in connection with any of the foregoing, and all documents, disks and other media on which any of the foregoing is stored.

                  "JAGfn" has the meaning ascribed to it in the recitals of this Agreement.

                  "Liens" means claims, pledges, security interests, mortgage, conditional sales agreement, liens, charges, restrictions or encumbrances of any nature whatsoever.

                  "Lock-Up Agreement" means that certain Lock-Up Agreement, dated June 14, 2000, between Gary Valinoti and the Purchaser.

                  "Management Employment Agreements" means (i) that certain Employment Agreement, dated as of December 14, 2000, by and among the Seller, JAGfn and Thomas J. Mazzarisi, (ii) that certain Employment Agreement, dated as of December 14, 2000, by and among the Seller, JAGfn and Stephen J. Schoepfer and (iii) the Valinoti Employment Agreement.

                  "Membership Interest" has the meaning ascribed to it in
         Section 1.01 of this Agreement.

                  "Operating Agreement" means the Amended and Restated Operating Agreement of JAGfn.

                  "Person" means any natural person, corporation, general or limited partnership, limited liability company or partnership, proprietorship, other business organization, estate, trust, union, association or Governmental or Regulatory Authority.

                  "Purchaser" has the meaning ascribed to it in the preamble of this Agreement.

                  "Secured Promissory Note" has the meaning ascribed to it in
         Section 1.02(b) of this Agreement.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended.

                  "Seller" has the meaning ascribed to it in the preamble of this Agreement.

                  "Solvent" means, with respect to any Person, (i) that the present fair salable value of such Person's Assets and Properties is not less than the amount that will be required to pay such Person's probable liability on existing debts as they become absolute and matured as provided in Section 271 of the New York Debtor and Creditor Law, and (ii) a financial condition such that the sum of such Person's debts is not greater than all of such Person's property and otherwise as provided in Section 101 of Title 11 of the U.S. Bankruptcy Code.

                  "Valinoti Employment Agreement" means that certain Employment Agreement, dated as of December 14, 2000, by and among the Seller, JAGfn and Gary Valinoti.

                  IN WITNESS WHEREOF, a duly authorized representative of each of the parties below has duly executed this Agreement as of the date first above written.

                                       JAGNOTES.COM INC.


                                       By:  /s/ Gary Valinoti
                                           ------------------------------------
                                            Name:  Gary Valinoti
                                            Title: President & CEO



                                       CALP II LIMITED PARTNERSHIP


                                       By:   /s/ Mark Valentine
                                            -----------------------------------
                                             Name:  Mark Valentine
                                             Title: Pres.  General Partner



                                       JAGfn BROADBAND LLC


                                       By:  /s/ Stephen J. Schoepfer
                                           -----------------------------
                                            Name:  Stephen J. Schoepfer
                                            Title: Manager

                   INDEX TO EXHIBITS AND DISCLOSURE SCHEDULES

         Exhibit A: Secured Promissory Note issued February 1, 2001 in the amount of U.S.$500,000 by CALP II Limited Partnership payable to the order of the Company.

          Exhibit B: Option Agreement, dated February 1, 2001, between the CALP II Limited Partnership and the Company.

          Exhibit C: Assignment, Assumption, Consent and Amendment Agreement, dated as of February 1, 2001, by and among the Company, JAGfn Broadband LLC and CALP II Limited Partnership.

          Exhibit D: Warrant No. A-1, dated February 1, 2001, issued by JAGfn Broadband LLC to CALP II Limited Partnership.

          Exhibit E: Amended and Restated Operating Agreement of JAGfn Broadband LLC dated as of January 2, 2001.

          Exhibit F: Services Agreement, dated as of February 1, 2001, by and between the Company and JAGfn Broadband LLC.

         Schedule 2.04:    Capitalization

         Schedule 2.08:    Employees

         Schedule 2.11:    Litigation

         Schedule 2.12:    Contracts

         Schedule 2.15:    No Undisclosed Liabilities

                                                                      EXHIBIT A

                             SECURED PROMISSORY NOTE

$500,000                                                       February 1, 2001

                  FOR VALUE RECEIVED, the undersigned, CALP II LIMITED PARTNERSHIP, a limited partnership organized under the laws of Bermuda (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of JAGNOTES.COM INC., a Nevada corporation ("Lender"), the aggregate principal amount of U.S.$500,000 (the "Principal Amount"), as provided in this SECURED PROMISSORY NOTE (this "Note"), on the following terms and conditions:

    1. Maturity Date. The Principal Amount of this Note shall be due and payable in full on February 22, 2001.

    2.      Interest. This Note shall not bear interest.

    3. Acceleration. Notwithstanding Section 1 above, the entire unpaid Principal Amount of this Note shall be immediately due and payable upon the occurrence of any of the following:

              a. Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Bankruptcy Law (as defined below) or seeking the appointment of a Custodian (as defined below) of any substantial part of his property, or shall consent to any such relief or to the appointment of or taking possession by any Custodian in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

              b. a court of competent jurisdiction shall enter a decree or order providing for relief in respect of Borrower in an involuntary case under any Bankruptcy Law or appointing a Custodian of Borrower or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 30 consecutive days. As used herein, "Bankruptcy Law" means Title 11, United States Code or any similar federal, state or foreign law for the relief of debtors, and "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

    4. Payment. Payments under this Note shall be made in immediately available federal funds in United States dollars. All such payments under this Note shall be made prior to 12:00 P.M. (New York City time) by wire transfer to a bank account designated by Lender prior to such transfer. The Borrower may prepay in whole or in part the outstanding amount of the Principal Amount at any time and without premium or penalty.

    5. Security. As collateral security for the prompt payment in full when due of the obligations of the Borrower hereunder, the Borrower hereby grants to Lender for its benefit a first priority security interest to the extent permitted by law, without regard to the date of recordation of any filing of any security interest with the applicable governmental authorities, in all of the Borrower's right, title and interest in and to its membership interest in JAGfn Broadband LLC, a New York limited liability company, and any stock or similar ownership interest into which the membership interest may be converted. All proceeds from the sale or other disposition of any such security shall first be distributed to the Lender in payment of the principal hereof and all costs of collection. The Borrower shall execute and deliver to Lender such financing statements, debentures and other documents or instruments as Lender may request from time to time to perfect the liens and security interests granted hereby, including, without limitation, filings under the Uniform Commercial Code and under the laws of Bermuda.

    6. Liability. The liability of the Borrower under this Note shall be irrevocable, absolute and unconditional irrespective of, and without setoff, counterclaim, recoupment, deduction or reduction for or on account of (and for purposes of making payment hereunder, the Borrower hereby irrevocably waives any defenses it may now or hereafter have in any way relating to), all and any circumstances, including, without limitation, the following circumstances: (i) any transfer, assignment or other disposition by Lender in whole or in part of its rights, remedies, title and interest under this Note;
            (ii) any lack or failure of presentment, demand, protest, notice of dishonor, notice of protest and other notices of any kind in connection with this Note; and (iii) any claim by Borrower against Lender in contract or tort, in law or equity.

    7. Waiver. Failure of Lender to insist upon strict performance of the terms, conditions and provisions of this Note shall not be deemed a waiver of future compliance therewith or a waiver of such terms, conditions or provisions. No waiver of any terms, conditions or provisions hereof shall be deemed to have been made unless expressed in writing and signed by Lender. The terms of this Note shall not be amended, supplemented or modified in any manner without the prior written consent of Lender and the Borrower.

    8. Choice of Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within that state without regard to any conflicts of law provisions that might indicate the applicability of the laws of any other state. The Borrower hereby submits to the jurisdiction of the New York state courts and the Federal courts of the United States located in the State of New York in any action arising out of or under this Note. THE BORROWER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE OR

            THE ACTIONS OF LENDER OR THE BORROWER IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Note has been duly executed and delivered by a duly authorized officer of the Borrower on the date first above written.

                           CALP II LIMITED PARTNERSHIP

                           By:
                               ---------------------------------------
                               Name:
                               Title:

                                                                      EXHIBIT B

                                OPTION AGREEMENT

February 1, 2001


JagNotes.com Inc.
226 West 26th Street, Studio D
New York, New York 10001
Attn: Gary Valinoti

RE:      OPTION GRANT

Dear Mr. Valinoti:

                  As partial consideration for the sale by JagNotes.com Inc., a Nevada corporation (the "Seller"), to CALP II Limited Partnership, a limited partnership organized under the laws of Bermuda (the "Purchaser"), of the Seller's 85% membership interest in JAGfn Broadband LLC ("JAGfn") and subject to the terms and conditions hereof, the Purchaser is offering the Seller by means of this Option Agreement (this "Agreement") an option to purchase a ten percent (10%) membership interest in JAGfn, consisting of a 10% interest in the profits, losses and distributions of JAGfn as well as the other rights of a member ("Ten Percent Interest"). Terms not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement, dated the date hereof, by and among the Seller, the Purchaser and JAGfn. This offer is subject to the following terms and conditions:

                  1. Grant of Option. Subject to the terms and conditions hereof, the Purchaser hereby grants to the Seller an option to purchase the Ten Percent Interest (the "Option").

                  2. Exercise Price. The price (the "Exercise Price") at which the Ten Percent Interest may be acquired upon the exercise of the Option shall be FIVE MILLION U.S. DOLLARS (US$5,000,000) to be paid by the Seller to the Purchaser in cash.

                  3. Vesting/Exercise Period. The Option shall be fully vested on the date of grant and may be exercised by the Seller upon ten (10) days' prior written notice to the Purchaser. If the tenth day following receipt of notice by the Purchaser is not a business day in New York City, then the Option shall be exercised on the next following day which is a business day in New York City. The Option shall expire at the close of business on January 31, 2002.

                  4. Transferability. The Option may not be transferred or assigned by the Seller without the prior written consent of the Purchaser except in connection with a merger or sale of substantially all the assets of the Seller.

                  5. Manner of Exercise. The Seller must exercise the Option in whole (not in part) by giving the Manager of JAGfn written notice by personal hand delivery or by registered or certified mail, postage prepaid, at the following address of the Seller's intent to exercise the Option: JAGfn Broadband LLC, 226 West 26th Street, Studio D, New York, New York 10001.

                  6. Payment of Exercise Price. If the Seller exercises the Option, the Seller must pay the purchase price in U.S. dollars (by check or wire transfer). In no event will the Ten Percent Interest be transferred to the Seller on the exercise of the Option until JAGfn has received the full payment pursuant to Section 2 above.

                  7. Admission as Member. The Purchaser shall cause the members of JAGfn, upon payment of the Exercise Price, to admit the Seller as a member of JAGfn and provide appropriate evidence to the Seller evidencing the Ten Percent Interest. In connection with its admission as a member of JAGfn, the Seller shall become a party to, and agree to be bound by and subject to the provisions of, the Operating Agreement of JAGfn, as amended to date.

                  8. Rights of Inclusion. If, during the term of the Option, the Purchaser or JAGfn proposes to effect a Sale (as defined below), the Purchaser shall provide a written notice of the proposed Sale and its terms to the Seller. So long as the Sale would result in the Seller receiving an amount in excess of the Exercise Price, the Seller may elect to exercise the Option, and the Purchaser may require the Seller to exercise the Option, at the closing of the Sale, in each case on a cashless basis. If the Sale would result in the Seller receiving an amount less than the Exercise Price, the Option shall be cancelled.

                  9. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Seller and the Purchaser, and each of their respective heirs, legal representatives, successors and assigns.

                  10. Amendments and Waivers. This Agreement may not be modified or amended except by an instrument in writing signed by the Purchaser and the Seller. The Purchaser and the Seller may, by an instrument in writing, waive compliance by the other party with any term or provision of this Agreement on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                  11. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

                  12. Further Assurances. The Purchaser and the Seller shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or documents (including without limitation, such proxies and/or powers of attorney as may be necessary or appropriate) as either party hereto may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

                  14. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                      "Affiliate" means, with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. For the purposes of this definition, "controls" (including, with its correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, by contract or otherwise.

                     "Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, government (or agency or political subdivision thereof) or any other entity of any kind.

                     "Sale" means the sale of JAGfn (whether by merger, consolidation, recapitalization, reorganization, sale of securities, sale of assets or otherwise) in one transaction or series of related transactions to a Person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of Persons (other than any Affiliate of the Purchaser) pursuant to which such Person or group of Persons (together with its Affiliates) acquires (i) securities representing at least a majority of the membership interests of JAGfn, assuming the conversion, exchange or exercise of all securities convertible, exchangeable or exercisable for or into voting securities, or (ii) all or substantially all of JAGfn's assets on a consolidated basis.

                  15. Certain Restrictions. THE SECURITIES REPRESENTED BY THIS OPTION GRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS.

If you are in agreement with the foregoing, kindly indicate the same by signing a copy of this Agreement and returning it to the undersigned.

Very truly yours,

CALP II LIMITED PARTNERSHIP

By:__________________________
   Name:
   Title:

ACCEPTED AND AGREED TO:

JAGNOTES.COM INC.


By:__________________________
   Name:
   Title:

                                                                       EXHIBIT C

             ASSIGNMENT, ASSUMPTION, CONSENT AND AMENDMENT AGREEMENT

                  ASSIGNMENT, ASSUMPTION, CONSENT AND AMENDMENT AGREEMENT, made as of this 1st day of February, 2001 (the "Agreement"), by and among JAGNOTES.COM INC., a Nevada corporation, having a business address at 226 West 26th Street, Studio D, New York, New York 10001 (the "Seller"), CALP II LIMITED PARTNERSHIP, a limited partnership organized under the laws of Bermuda, having a business address c/o Forum Fund Services, Washington Mall, 3rd Floor, Church Street, Hamilton, HM11, Bermuda (the "Purchaser") and JAGFN BROADBAND LLC, a New York limited liability company, having a business address at 226 West 26th Street, Studio D, New York, New York 10001 ("JAGfn").

                  WHEREAS, the Seller has issued the following convertible debentures to the Purchaser: (i) that certain $2,500,000 8% Convertible Debenture Due June 12, 2003 (No. 0001), convertible into shares of common stock of the Seller, issued to the Purchaser on June 12, 2000; (ii) that certain $500,000 8% Convertible Debenture Due October 20, 2000 convertible into shares of common stock of the Seller, issued to the Purchaser on October 20, 2000 (No. A-0001); (iii) that certain $500,000 8% Convertible Debenture Due November 3, 2003 (No. A-0002), convertible into shares of common stock of the Seller, issued to the Purchaser on November 3, 2000; (iv) that certain $500,000 8% Convertible Debenture Due November 10, 2003 (No. A-0003), convertible into shares of common stock of the Seller, issued to the Purchaser on November 10, 2000; (v) that certain $500,000 8% Convertible Debenture Due November 17, 2003 (No. A-0004), convertible into shares of common stock of the Seller, issued to the Purchaser on November 17, 2000;(vi) that certain $500,000 8% Convertible Debenture Due November 24, 2003 (No. A-0005), convertible into shares of common stock of the Seller, issued to the Purchaser on November 24, 2000; (vii) that certain $200,000 8% Convertible Debenture Due January 11, 2004 (No. B-0001), convertible into shares of common stock of the Seller, issued to the Purchaser on January 11, 2001; and (viii) that certain $200,000 8% Convertible Debenture Due January 25, 2004 (No. B-0002), convertible into shares of common stock of the Seller, issued to the Purchaser on January 25, 2001 (collectively referred to herein as the "CALP II Debentures"); and

                  WHEREAS, the Seller wishes to be relieved of all obligations under the CALP II Debentures which JAGfn is willing to assume and the Purchaser agrees to consent thereto, and both JAGfn and the Purchaser agree that an amendment thereto is required.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Assignment of Rights to the Debentures. The Seller hereby sells, assigns, transfers, conveys, grants, bargains, sets over, releases, delivers and confirms unto JAGfn, its successors and its assigns, forever, Seller's entire right, title and interest in, to and under the CALP II Debentures, to have and to hold forever (the "Assignment").

                  2. Assumption of Obligations Under the Debentures. JAGfn hereby assumes and agrees to pay, perform and discharge forever all obligations of the Seller under the CALP II Debentures (the "Assumption"). ----------

                  3. Consent of Purchaser. The Purchaser hereby consents to the Assignment and Assumption, and hereby releases and discharges the Seller from all its obligations under the CALP II Debentures.

                  4. Amendment of Debentures. (a) Each of the CALP II Debentures shall be amended to change all references to "JagNotes.com Inc." to "JAGfn Broadband LLC."

                  (b) Section 1.02 (Conversion), Section 1.03 (Reservation of Common Stock), 1.07 (Registration Rights), Subsection 3.01(e), Section 3.02 (Failure to Issue Unrestricted Common Stock), Section 4.01 (Rights and Terms of Conversion), Section 4.02 (Mandatory Conversion), Section 4.03 (Reissuance of Debenture), Section 4.04 (Termination of Conversion Rights), Section 4.05 (Limitation on Right and Power to Exercise) and Article V (Antidilution) of each of the CALP II Debentures shall be deleted in their entirety. Any and all other references to conversion in the CALP II Debentures shall also, mutatis mutandis, be deleted.

                  (c) All other provisions of the CALP II Debentures shall remain in full force and effect without change.

                  5. Due Authorization. Each of the Seller, the Purchaser and JAGfn has all requisite power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and each hereby represents that this Agreement constitutes a valid and binding obligation of the Seller, the Purchaser and JAGfn enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  6. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to the Seller, to:

                           JagNotes.com Inc.
                           226 West 26th Street, Studio D
                           New York, New York 10001
                           Telecopier No.: (646) 205-8314
                           Telephone No.: (646) 205-8315
                           Attn:  Gary Valinoti

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York 10178
                           Telecopier No.: (212) 309-6273
                           Telephone No.: (212) 309-6915
                           Attn: W. Preston Tollinger, Esq.

                  (b)      if to the Purchaser or JAGfn, to:

                           CALP II Limited Partnership
                           c/o Forum Fund Services
                           Washington Mall, 3rd Floor
                           Church Street
                           Hamilton, HM11, BERMUDA
                           Telecopier No.:  (441) 296-1301
                           Telephone No.:  (441) 296-1300
                           Attn:  Mark Valentine

                           With a copy to:

                           Mayer, Brown and Platt
                           700 Louisiana Street, Ste. 3600
                           Houston, Texas 77002-2730
                           Telecopier No.: (713) 632-1836
                           Telephone No.:  (713) 547-9619
                           Attn: John Mann, Esq.

                  7. Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing, signed by each of the parties hereto.

                  8. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs, executors, representatives and assigns. Except with the prior written consent of the other parties hereto or as otherwise provided herein, no party may assign any of its rights or obligations hereunder.

                  9. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof except as otherwise expressly provided herein.

                  10. Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable or being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

                  11. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  12. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any principles of conflicts of law that might indicate the applicability of the laws of any other jurisdiction.

                  14. Name; Headings. The name assigned to this Agreement and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  15. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by a duly authorized representative of each party hereto as of the date first above written.

                                              JAGNOTES.COM INC.


                                              By: ____________________________
                                                  Name:
                                                  Title:


                                              CALP II LIMITED PARTNERSHIP


                                              By: ___________________________
                                                  Name:
                                                  Title:


                                              JAGFN BROADBAND LLC



                                              By: ____________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT D

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD RESALE OR DISTRIBUTION. THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                               JAGFN BROADBAND LLC

                     WARRANT TO PURCHASE MEMBERSHIP INTEREST

Warrant No.:      A-1                     Membership Interest: Two Percent (2%)
Date of Issuance: February 1, 2001

                  JAGfn Broadband LLC (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CALP II LIMITED PARTNERSHIP, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on the Expiration Date (as defined herein) a TWO PERCENT (2%) MEMBERSHIP INTEREST of the Company (the "Warrant Interest") at the Warrant Exercise Price per share provided in Section l(a) below;

         Section 1.

                  (a) Securities Purchase Agreement. This Warrant is being issued pursuant to the terms of the Securities Purchase Agreement, dated as of February 1, 2001, by and among the Company, JagNotes.com Inc. and CALP II Limited Partnership.

                  (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  (i) "Expiration Date" means the date five (5) years from the date of the issuance of the Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York (a "Holiday"), the next preceding date that is not a Holiday.

                  (ii) "Membership Interest" means a percentage interest in the Company held by duly admitted members of the Company.

                  (iii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (iv) "Securities Act" means the Securities Act of 1933, as amended.

                  (v) "Warrant" shall mean this warrant and all warrants issued in exchange, transfer or replacement of any thereof.

                  (vi) "Warrant Exercise Price" shall be equal to U.S.$1,000,000, subject to adjustment as hereinafter provided.

                  (c) Other Definitional Provisions.

                  (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                  (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                  (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                  Section 2. Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any business day or after the opening of business on the date hereof and prior to 11:59 P.M. Eastern Standard Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Interests to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price in cash or by check or wire transfer, and (iii) the surrender of this Warrant, to a common carrier for delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft, or destruction); provided that if such Warrant Interests are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, a certificate or certificates for the Warrant Interests so purchased, in such denominations as may be requested by the holder hereof and registered in the name of, or as directed by, the holder, shall be delivered at the Company's expense to, or as directed by, such holder as soon as practicable after such rights shall have been so exercised, and in any event no later than five (5) business days after the Company's receipt of the Exercise Notice Exercise Price and this Warrant (or indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) Upon delivery of the Exercise Notice and Exercise Price referred to in clause (ii)
(A), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Interests with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Interests.


                  Section 3. Covenants as to Membership Interests. The Company hereby covenants and agrees as follows:

                  (a) This Warrant is, duly authorized and validly issued.

                  (b) All Warrant Interests which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least the number of Membership Interests needed to provide for the exercise of the rights then represented by this Warrant.

                  (d) The Company will not, by amendment of its Articles of Organization or Operating Agreement or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Membership Interests upon the exercise of this Warrant.

                  (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                  Section 4. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Interests or any permitted transfer involved in the issue or delivery of any certificates for Warrant Interests in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

                  Section 5. Warrant Holder Not Deemed a Member. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive distributions or be deemed the holder of Membership Interests of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a member of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, reclassification of securities, issuance of securities, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Interests which it is then entitled to receive upon the due exercise of this Warrant.

                  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities or as a member of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the members of the Company.

                  Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents (and any assignor shall represent) that it is acquiring this Warrant and the Warrant Interests for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution hereof, and not with any present intention of distributing any of the same. The holder of this Warrant further represents (and any assignor shall represent), by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Interests so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States Federal or state securities laws.

                  Section 7. Ownership and Transfer.

                  (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permissible transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

                  (b) This Warrant and the rights granted to the holder hereof are transferable, in whole, upon surrender of this Warrant, together with a properly executed warrant power in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall subject to the conditions set forth in Section 6 above and Section 7(c) below.

                  (c) The holder of this Warrant understands that this Warrant has not been and is not expected to be, registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) such holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration. Any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and neither the Company nor any other person is under any obligation to register the Warrant Interests under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  Section 8. Adjustment of Warrant Exercise Price. In order to prevent dilution of the rights granted under this Warrant, the Warrant Exercise Price shall be adjusted from time to time as follows:

                  (a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant, subdivides (by any stock split, stock dividend, re-capitalization or otherwise) one or more classes of its outstanding Membership Interests into a greater number of Membership Interests, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Membership Interests obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Membership Interests into a smaller number of Membership Interests, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Membership Interests obtainable upon exercise of this Warrant will be proportionately decreased.

                  (b) Reorganization, Reclassification, Consolidation, Merger or Sale. Any re-capitalization, reorganization reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other similar transaction which is effected in such a way that holders of Membership Interests are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that, upon the consummation of such Organic Change, the holder of the Warrant will thereafter have the right to acquire and receive in lieu of the Membership Interests, such securities or assets as may be issued or payable with respect to or in exchange for the number of Membership Interests immediately theretofore acquirable and receivable upon exercise of the Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 8(b) will thereafter be applicable to the Warrant.

                  (c) Notices.

                  (i) Immediately upon any adjustment of the Warrant Exercise Price pursuant to this Section 8, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company will give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Membership Interests, (B) with respect to any pro rata subscription offer to holders of Membership Interests or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, except that in no event shall such notice be provided to such holder prior to such information being made known to the public.

                  (iii) The Company will also give written notice to the holder of this Warrant at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

                  Section 9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

                  Section 10. Notice. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:   JAGfn Broadband LLC
                                       226 West 26th Street, Studio D
                                       New York, New York 10001
                                       Attention: Gary Valinoti, Manager
                                       Telephone: (646) 205-8314
                                       Facsimile: (646) 205-8315

                  If to the Holder:    CALP II Limited Partnership
                                       c/o Forum Fund Services
                                       Washington Mall, 3rd Floor
                                       Church Street
                                       Hamilton, HM11, BERMUDA
                                       Telephone: (441) 296-1300
                                       Facsimile: (441) 296-1301
                                       Attn:      Mark Valentine

                  If to a holder of this Warrant, to it at the address set forth below such holder's signature on the signature page hereof. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                  Section 10. Amendments. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the Company or holder.

                  Section 11. Date. The date of this Warrant is February 1, 2001. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Interests or other securities issued upon the exercise of this Warrant.

                  Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omitted to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of Warrant, provided that no such action may increase the Warrant Exercise Price of the Warrant or decrease the number of Membership Interests obtainable upon exercise of the Warrant with out the written consent of the holder of the Warrant.

                  Section 13. Descriptive Headings; Governing Law. The descriptive headings of the several sections of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of New York, without giving effect to any choice of law or conflict of law provision.

                  [Remainder of page left intentionally blank]

                  This Warrant has been duly executed by the Company as of the date first set forth above.


                                         JAGFN BROADBAND LLC


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:


ACCEPTED:

CALP II LIMITED PARTNERSHIP



By:
   ---------------------------------
   Name:
   Title:

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION

      (Complete and sign only exercise of the Warrant in whole or in part.)


TO:  JAGfn Broadband LLC

                  The undersigned, the holder of the attached Warrant to which this Form of Subscription applies, hereby irrevocably elects to exercise the purchase rights represented by such Warrant to purchase thereunder a two percent (2%) Membership Interest from JAGfn Broadband LLC and herewith makes payment of $1,000,000 therefor in cash or by certified or official bank check. The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered the address(es) as follows:

Name:                   _____________________________________________
Address:                _____________________________________________
Social Security Number: _____________________________________________
Deliver to:             _____________________________________________
Address:                _____________________________________________



-----------------------------
(Signature of Holder or Authorized
Signatory)


Signature Guaranteed:  __________________________________

                                    EXHIBIT B

                              FORM OF WARRANT POWER

                  FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ____________________________________________ Federal Identification
No.______, a Warrant to purchase Membership Interests of JAGfn Broadband LLC, a New York limited liability company, represented by Warrant Certificate No. A-1, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ____________________________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated: _______________________


                                                By: _________________________

                                                Its: _________________________

                                                                       EXHIBIT E


                              AMENDED AND RESTATED
                               OPERATING AGREEMENT

                                       OF

                               JAGfn Broadband LLC

                  AMENDED AND RESTATED OPERATING AGREEMENT OF JAGFN BROADBAND LLC (the "Agreement"), is entered into as of the 2nd day of January, 2001, by and among JAGfn BROADBAND LLC, a New York limited liability company (the "Company") and each of JAGNOTES.COM INC., a Nevada corporation ("JagNotes"), THOMAS J. MAZZARISI, STEPHEN J. SCHOEPFER and GARY VALINOTI (each a "Member" and collectively, the "Members").

                                 R E C I T A L S

                  WHEREAS, JagNotes formed the Company pursuant to and in accordance with the New York Limited Liability Company Law, as amended from time to time (the "LLCL") by filing Articles of Organization with the Secretary of State of the State of New York on August 9, 2000;

                  WHEREAS, the Board of Directors of JagNotes has unanimously approved the admission of Messrs. Mazzarisi, Schoepfer and Valinoti as Members of the Company; and WHEREAS, the Members desire to operate the Company on the terms and conditions and for the other purposes stated herein.

                  NOW THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound, the Members agree as follows:

                  1. Name. The name of the Company shall be JAG Broadband LLC.

                  2. Duration. The period of duration of the Company shall be perpetual unless dissolved in accordance with the LLCL.

                  3. Purpose. The Company is formed for the purpose of engaging in any lawful act or activity for which limited liability companies may be formed under the LLCL and engaging in any and all activities necessary or incidental to the foregoing.

                  4. Members. The name and business address of each Member is as follows:

                           Name                 Mailing Address
                           ----                 --------------
                  JagNotes.com Inc.             226 West 26th Street
                                                Studio D
                                                New York, New York 10001

                  Thomas J. Mazzarisi           1200 N. Federal Highway
                                                Suite 200
                                                Boca Raton, Florida 33432

                  Stephen J. Schoepfer          226 West 26th Street
                                                Studio D
                                                New York, New York 10001

                  Gary Valinoti                 226 West 26th Street
                                                Studio D
                                                New York, New York 10001

5.              The Managers.

                  5.1 Management of the Company. The Company shall be managed by one or more Managers. The Managers shall have the power, authority and obligation to manage the business of the Company, to make all decisions regarding the Company and to perform all other acts customary or incident to the management of the Company. The Managers shall have the authority to implement all major decisions approved by the Members. Any action to be taken or decision to be made by the Managers shall be taken or made upon the vote of a majority of the Managers. Any action required or permitted to be taken by a vote of the Managers may be taken without a vote or a meeting if all of the Managers consent thereto in writing, and the writing is filed with the records of the Company.

                  5.2 Number, Tenure and Election of Managers. The initial Managers shall be Thomas J. Mazzarisi, Stephen J. Schoepfer and Gary Valinoti, and shall, except as otherwise set forth in this Agreement, hold office until their successors have been elected and qualified or until their earlier resignation or removal. The number of Managers shall be fixed from time to time by the Members, but in no event shall there be less than one Manager. Managers shall be elected by the affirmative vote of the holders of Percentage Interest aggregating more than 50%.

                  5.3 Liability of Managers. Each Manager shall perform his or her duties in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances. Except as may be prohibited by law, any Manager who performs his or her duties in accordance with this Section and the law shall have no liability by reason of being a Manager of the Company.

                  5.4 Resignation. Any Manager of the Company may resign at any time by giving written notice to the Members of the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  5.5 Removal. Any Manager of the Company may be removed or replaced with or without cause by the affirmative vote of the holders of Percentage Interest aggregating more than 50%.

                  5.6 Vacancies. Any vacancy occurring for any reason in the number of Managers of the Company may be filled by the affirmative vote of the holders of Percentage Interest aggregating more than 50%. A Manager elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any Manager's position to be filled by reason of an increase in the number of Managers shall be filled by the affirmative vote of the holders of Percentage Interest aggregating more than 50%. A Manager elected to fill a vacancy resulting from an increase in the number of Managers shall hold office until the next annual meeting or until a successor has been elected and qualified.

                  5.7 Indemnification of Managers. Except as otherwise prohibited by the LLCL, the Company shall indemnify, defend and hold harmless each of the Managers against all claims, actions, proceedings, demands, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) to the extent same arise directly or indirectly from the conduct of the business of the Company.

                  5.8 Compensation of Managers. Each Manager shall be reimbursed all reasonable expenses incurred in managing the Company and shall be entitled to compensation in such amount, if any, as may determined from time to time by JagNotes.

                  6. Meetings of Managers.

                  6.1 Place of Meeting. The Managers may hold their meetings in such place or places in e State of New York or outside the State of New York as the Managers from time to time shall determine.

                  6.2 Regular Meetings. Regular meetings of the Managers shall be held at such times and places as the Managers from time to time by resolution shall determine. No notice shall be required for any regular meeting of the Managers; but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every Manager at least five (5) days before the first meeting held in pursuance thereof.

                  6.3 Special Meetings. Special meetings of the Managers shall be held whenever called by any majority of the Managers then in office. Notice of the day, hour and place of holding of each special meeting shall be given by mailing the same at least five (5) days before the meeting or by causing the same to be transmitted by facsimile, telegram or telephone at least one (1) day before the meeting to each Manager.

                  6.4 Quorum. Except as otherwise provided in the Agreement, a majority of the Managers in office shall constitute a quorum for the transaction of business. If at any meeting of the Managers there is less than a quorum present, a majority of those present may adjourn the meeting from time to time.

                  6.5 Conference Telephone Meetings. Unless otherwise restricted by the Agreement, the Managers or any committee designated by the Managers, may participate in a meeting of the Managers or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

                  6.6 Consent of Managers or Committee in Lieu of Meeting. Unless otherwise restricted by the Agreement, any action required or permitted to be taken at any meeting of the Managers, or of any committee thereof, may be taken without a meeting if all of the Managers or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Managers or committee, as the case may be.

                  7. Ownership Interests.

                  7.1 JagNotes has made a cash contribution to the Company of $10,000.00 as well as a contribution of assets to the Company pursuant to the terms and conditions of that certain Assignment and Assumption Agreement, dated as of August 18, 2000, by and between the Company and JagNotes, a copy of which is attached hereto as Attachment I.

                  7.2 By written consent dated December 14, 2000, the Board of Directors of JagNotes unanimously approved the admission of Thomas J. Mazzarisi, Stephen J. Schoepfer and Gary Valinoti as Members of the Company.

                  7.3 Effective as of the date hereof, the percentage interest in the Company held by the Members shall be as follows ("Percentage Interests," or with respect to each Member, its "Percentage Interest"):

                (1) JagNotes.com Inc.: 85%
                (2) Thomas J. Mazzarisi: 5%
                (3) Stephen J. Schoepfer: 5%

                  (4) Gary Valinoti: 5%

                  The Percentage Interests of Messrs. Mazzarisi, Schoepfer and Valinoti shall remain constant, notwithstanding the admission of future Members or any additional financing provided by other Members.

                  8. Additional Contributions. The Members are not required to make any additional capital contributions to the Company.

                  9. Allocation of Profits and Losses. The Company's profits and losses shall be allocated to each Member in accordance with its respective Percentage Interest.

                  10. Distributions. Distributions shall be made to the Members at the times and in the aggregate amounts as determined by JagNotes. Such distributions shall be allocated to the Members in accordance with their respective Percentage Interests.

                  11. Fiscal Year. The fiscal year of the Company shall end on July 31st of each calendar year.

                  12. Assignments. Each Member may assign in whole or in part its limited liability company interest in the Company, including its right to receive distributions.

                  13. Withdrawal of a Member. A Member may withdraw from the Company in accordance with the LLCL.

                  14. Admission of Additional Members. One or more additional members of the Company may be admitted to the Company with unanimous consent of the Members.

                  15. Liability of Members. The Members shall not have any liability for the obligations or liabilities of the Company.

                  16. Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of New York, all rights and remedies being governed by said laws.

                  17. Complete Agreement. This Agreement constitutes the complete and exclusive statement of agreement among the Members with respect to the subject matter hereof. This Agreement replaces and supersedes in its entirety that certain Operating Agreement of JAGfn Broadband LLC, dated as of August 18, 2000.

                  IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amended and Restated Operating Agreement as of the 2nd day of January, 2001.

                                        JAGfn Broadband LLC


                                        By:
                                            ----------------------------------
                                            Name:  Stephen J. Schoepfer
                                            Title: Manager

                                        JagNotes.com Inc.


                                        By:
                                            ----------------------------------
                                            Name:  Gary Valinoti
                                            Title: President and CEO

                                            ----------------------------------
                                            Thomas J. Mazzarisi


                                            ----------------------------------
                                            Stephen J. Schoepfer


                                            ----------------------------------
                                            Gary Valinoti

                                                                    ATTACHMENT I

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT and ASSUMPTION AGREEMENT, executed as of this 18th day of August, 2000 (this "Agreement"), between JagNotes.com Inc., a Nevada corporation (the "Assignor"), and JAGfn Broadband LLC, a New York limited liability company (the "Assignee").

                  WHEREAS, the Assignor desires to contribute to the capital of the Assignee, all of the assets owned by the Assignor relating to the Assignor's JAGfn webcasting business (the "JAGfn Webcast"), subject to certain liabilities thereof, on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Sale and Assignment of the Assets. For One Dollar and other good and valuable consideration, the Assignor hereby sells, assigns, transfers, conveys, grants, bargains, sets over, releases, delivers and confirms unto the Assignee as a contribution to its capital, for its benefit and for the benefit of its successors and assigns, forever, the Assignor's entire right, title and interest in tangible and intangible assets primarily relating to the Assignor's JAGfn Webcast, including, without limitation, all intellectual property, ideas, format, set designs, business plans, audio and/or audio-visual content, contracts for the purchase or sale or lease of services and goods of all kinds (tangible and intangible), all contracts entered into by the Assignee with consultants, employees, commentators, strategic partners and service providers which are related to the JAGfn Webcast, all rights to enter into a lease with Chelsea Television Studios, relating to the rental of studio space at 226 West 26th Street, Studio D, New York, New York 10001, and contracts of any kind or description (the "Assets"), in each case to the extent assignable, and if consent is required, promptly upon such consent being obtained, to have and to hold forever; provided, however, that the Assignor shall retain all right, title and interest in any assets relating to the JAGfn.com and JagNotes-Euro.com websites of the Assignee and the development of JagNotes Latin America that are unrelated to the JAGfn Webcast (collectively, the non-JAGfn Webcast businesses shall be referred to as the "Website Business"). Notwithstanding the foregoing, Assignor shall retain all right, title and interest in and to all trademarks, whether or not relating to Assignor's JAGfn Webcast. Assignor hereby grants to Assignee the non-exclusive, royalty-free, fully paid up, worldwide license to use the JAGfn trademark, tradename and entity name in connection with Assignee's exploitation of the JAGfn Webcast. Assignee shall maintain the quality of the JAGfn Webcast at at least the level of quality of Assignor's Website Business so as to preserve the integrity of such mark for the mutual benefit of Assignor and Assignee.

                  2. Future Use of Assignor Content. Assignor hereby grants to Assignee the non-exclusive, royalty-free, fully paid up, worldwide license to make reference to the JagNotes and Rumor Room content of Assignor's Website Business, and such other content as Assignor is permitted to license, in the JAGfn Webcast, and to create audio-visual works based on such references. Nothing herein shall grant to Assignee the right to display the Website Business content, in whole or in material part, in readable form as part of any JAGfn Webcast. Any use by Assignee of the Website Business content shall include attribution to Assignor as the source of such content and, where practicable, shall include a hypertext link to Assignor's website, currently accessible at www.jagfn.com.

                  3. Assumption of the Assumed Liabilities. The Assignee hereby assumes and agrees to pay, perform and discharge forever all those liabilities arising from all contracts and agreements assigned by Section 1 above (the "Assumed Liabilities").

                  4. Representations and Warranties of Assignor. The Assignor has and hereby conveys to the Assignee, good title (or in the case of contract rights, all rights) to all of the Assets free and clear of any and all liens, pledges, hypothecations, mortgages, security interests, claims, leases, charges, options, rights of first refusal, easements, servitude, transfer restrictions, encumbrances or any other restrictions or limitations whatsoever ("Liens") except for any statutory Lien arising in the ordinary course of business by operation of law with respect to an obligation or liability that is not yet due or delinquent and any minor imperfection of title or similar Lien which individually or in the aggregate with other such imperfections of title or Liens could not reasonably be expected to have a material adverse effect on the results of operation or condition (financial or otherwise) of the JAGfn Webcast.

                  5. Cross Indemnity. The Assignor hereby indemnifies, defends and holds harmless, to the fullest extent permitted under applicable law, the Assignee against any and all losses, claims, damages and liabilities other than the Assumed Liabilities and the Assignee hereby indemnifies, defends and holds harmless, to the fullest extent permitted under applicable law, the Assignor against any and all losses, claims, damages and liabilities arising from the Assumed Liabilities.

                  6. Due Authorization. Each of the Assignor and the Assignee has all requisite power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and each hereby represents that this Agreement constitutes a valid and binding obligation of the Assignor and the Assignee enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  7. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

                  8. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if  to Assignor, to:

                           JagNotes.com Inc.
                           1415 Wyckoff Road, 2nd Floor
                           Farmingdale, New Jersey 07727
                           Attn:  Gary Valinoti, President
                           Facsimile No.: (732) 919-7419
                           Telephone No.:  (732) 919-0078

                           and

                  (b)      if to Assignee, to:

                           JAGfn Broadband LLC
                           226 West 26th Street
                           Studio D
                           New York, New York  10001
                           Attn: Stephen J. Schoepfer, Manager
                           Facsimile No.:  (646) 205-8315
                           Telephone No.:  (646) 205-8328

                  9. Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing, signed by each of the parties hereto.

                  10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs, executors, representatives and assigns. Except with the prior written consent of the other parties hereto or as otherwise provided herein, no party may assign any of its rights or obligations hereunder.

                  11. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof except as otherwise expressly provided herein.

                  12. Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable or being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

                  13. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  14. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any principles of conflicts of law that might indicate the applicability of the laws of any other jurisdiction.

                  16. Name; Headings. The name assigned to this Agreement and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  17. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by a duly authorized representative of each party hereto as of the date first above written.

                                  JAGNOTES.COM INC.


                                  By:
                                      ---------------------------------------
                                      Name:  Gary Valinoti
                                      Title: President

                                  JAGFN BROADBAND LLC


                                  By:
                                      ---------------------------------------
                                      Name:  Stephen J. Schoepfer
                                      Title: Manager

                                                                       EXHIBIT F








                               SERVICES AGREEMENT

                                 by and between

                                JAGNOTES.COM INC.

                                       and

                               JAGFN BROADBAND LLC

                          Dated as of February 1, 2001

                               SERVICES AGREEMENT

                  SERVICES AGREEMENT (this "Agreement") dated as of February 1, 2001, by and between JAGNOTES.COM INC., a Nevada corporation ("JNOT"), and JAGFN BROADBAND LLC, a New York limited liability company ("JAGfn").

                                    RECITALS

                  WHEREAS, pursuant to a Securities Purchase Agreement dated as of even date herewith (the "Purchase Agreement"), CALP II Limited Partnership purchased JNOT's eighty-five percent (85%) membership interest in JAGfn;

                  WHEREAS, Section 4.03 of the Purchase Agreement contemplates that JAGfn and JNOT shall enter into a services agreement pursuant to which JAGfn shall provide management services to JNOT;

                  WHEREAS, JNOT desires to engage JAGfn to provide management services to JNOT on the terms and conditions set forth herein and JAGfn desires to provide those services to JNOT on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, JNOT and JAGfn agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

                                   ARTICLE II
                                    SERVICES

                  SECTION 2.01 Services. During the Term of this Agreement, JAGfn shall provide to JNOT at JNOT's request from time to time, the services described on the attached Schedule 2.01 (A) and JNOT shall provide to JAGfn at JAGfn's request from time to time, the services described on the attached
Schedule 2.01(B) (the "Services").

                  SECTION 2.02 Fees for Services. The fees to be paid in connection with the Services shall be at the costs set forth on Schedules 2.01(A) and (B). During the Term of the Agreement, upon thirty (30) days prior written notice, either party may discontinue the use of individual Services it is entitled to use under this Agreement, and any fixed monthly charge will be modified by prorating the monthly amount for the discontinued services for the final period of actual use; provided, however, that if JAGfn is bound by obligations toward any vendor which relate to the individual Services to be discontinued, then the number of days in such notice period shall not be less than the lesser of (i) the above specified number of days, and (ii) the number of days remaining with respect to such obligations toward vendor(s).

                  SECTION 2.03 Standard of Services. The parties shall cause the Services to be provided at levels of skill and diligence comparable to those provided before the date of this Agreement. The provider of the Services shall perform the Services giving no less priority in terms of time, personnel, equipment and facilities, than that given to the same services which it performs for its own account.

                  SECTION 2.04 Invoicing for Services. Each party will invoice the other monthly for the amount of their respective fees, which shall be payable within 15 days of receipt of the invoice.

                                   ARTICLE III
                                 INDEMNIFICATION

                  SECTION 3.01 Indemnification by JNOT. JNOT shall indemnify JAGfn, and its officers, directors, employees, agents and counsel (collectively, the "JAGfn Indemnified Parties") against, and hold JAGfn Indemnified Parties harmless from losses, arising from or related to the subject matter of this Agreement, suffered or incurred by a JAGfn Indemnified Party in connection with any Claim arising from the negligence or misconduct of JNOT, its employees, agents or representatives in the provisions of Services hereunder.

                  SECTION 3.02 Indemnification by JAGfn. JAGfn shall indemnify JNOT and its officers, directors, employees, agents and counsel (collectively, the "JNOT Indemnified Parties") against, and hold JNOT Indemnified Parties harmless from losses, arising from or related to the subject matter of this Agreement, suffered or incurred by a JNOT Indemnified Party in connection with any Claim arising from the negligence or misconduct of JAGfn, its employees, agents or representatives in the provisions of Services hereunder.

                  SECTION 3.03 Limitations on Indemnification Obligations; Exclusive Remedy. The parties hereto shall have no indemnification obligations with respect to consequential damages, damages consisting of business interruption or lost profits, or other expectancy claims, or with respect to punitive damages. Indemnification pursuant to the provisions of this Article III shall be the exclusive remedy of the parties for any breach of this Agreement by the parties hereto.

                                   ARTICLE IV
                               GENERAL PROVISIONS

                  SECTION 4.01 Term. The term of this Agreement shall be the period (the "Term") commencing on the date hereof and ending one (1) year from such date.

                  SECTION 4.02 Further Assurances. Each party hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement.

                  SECTION 4.03 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to JNOT, to:

                           JagNotes.com Inc.
                           226 West 26th Street, Studio D
                           New York, New York 10001
                           Telecopier No.: (646) 205-8314
                           Telephone No.: (646) 205-8315
                           Attn:  Gary Valinoti

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York 10178
                           Telecopier No.: (212) 309-6273
                           Telephone No.: (212) 309-6915
                           Attn: W. Preston Tollinger, Jr., Esq.

                  (b)      if to JAGfn, to:

                           CALP II Limited Partnership
                           c/o Forum Fund Services
                           Washington Mall, 3rd Floor
                           Church Street
                           Hamilton, HM11, BERMUDA
                           Telecopier No.:  (441) 296-1301
                           Telephone No.:  (441) 296-1300
                           Attn:  Mark Valentine


                           With a copy to:

                           Mayer, Brown and Platt
                           700 Louisiana Street, Ste. 3600
                           Houston, Texas 77002-2730
                           Telecopier No.: (713) 632-1836
                           Telephone No.:  (713) 547-9619
                           Attn: John Mann, Esq.

                  SECTION 4.04 Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing, signed by each of the parties hereto.

                  SECTION 4.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs, executors, representatives and assigns. Except with the prior written consent of the other parties hereto or as otherwise provided herein, no party may assign any of its rights or obligations hereunder.

                  SECTION 4.06 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and except as otherwise expressly provided herein. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement.

                  SECTION 4.07 Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable or being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

                  SECTION 4.08 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  SECTION 4.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any principles of conflicts of law that might indicate the applicability of the laws of any other jurisdiction.

                  SECTION 4.10 Name; Headings. The name assigned to this Agreement and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 4.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.



                            [Signature Page Follows]

                  IN WITNESS WHEREOF, JNOT and JAGfn have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                     JAGNOTES.COM INC.


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:


                                     JAGFN BROADBAND LLC


                                     By:
                                         --------------------------------
                                         Name:
                                         Title:

                                 Schedule 2.01A

Management Services:     Time of Messrs. Valinoti, Schoepfer and Mazzarisi as
                         required to discharge their obligations as officers and directors of JNOT

                         Charge: 1/10th (10%) of total payroll costs for such
                                 persons

Technical Support:       1/2 (50%) of the time of 2 technicians (currently
                         Bilotti and Januszkiewicz)

                         Charge: 1/2 (50%) of total payroll costs for such
                                 persons

Administrative Support:  1/4 (25%) of the time of one office administrator
                         (currently McGrath) and one bookkeeper (currently
                         Taylor)

                         Charge: 1/4 (25%) of total payroll costs for such
                                 persons

Office Space:            Those offices described as "Mezzanine Support Space"
                         as defined in Exhibit B(ii) to the Chelsea Television
                         Studios lease dated as of April 1, 2000, with related utilities

                         Charge: $725 per month

Telecommunications:      Office, telephone and fax service until such time (not
                         to exceed two months) as JNOT can install its own direct lines

                         Charge: None

                                 Schedule 2.01B

Website Access:          JNOT will continue to provide access to the JAGfn
                         webcast through JNOT's servers for so long as required by JAGfn, but the parties undertake as soon as feasible to transfer one server presently being leased by JNOT from Woodbourne Solutions, Inc. to a direct lease by JAGfn.

                         Charge: Flow through of JNOT cost pro rated for one
                                 server (i.e., 20% of current cost of approx.
                                 $10,000 per month).